SECURITIES AND EXCHANGE COMMISSION
                                    Washington, D.C.  20549

                                           FORM 8-K

                                        CURRENT REPORT

                            Pursuant to Section 13 or 15(d) of the
                                Securities Exchange Act of 1934


Date of Report (date of earliest event reported): May 15, 1998


                           ASSOCIATES HOME EQUITY LOAN TRUST 1998-1
                    (Exact name of registrant as specified in its charter)



              Texas                      333-3964904           75-2751093
(State or Other Jurisdiction             (Commission       (I.R.S. Employer
        of Incorporation)                 File Number)     Identification No.)

Associates Home Equity Receivables Corporation
250 East Carpenter Freeway
Irving, TX 75062
(Address of Principal Executive Offices)



Registrant's telephone number, including area code:             (972) 652-4000

Item 5.         Other Events

     On May 15, 1998, the Principal and Interest collected during the preceding calendar month, net of certain adjustments as provided for in the Pooling and Servicing Agreement dated as of March 1, 1998 (the "Agreement"), between Associates Home Equity Receivables Corp., as Seller and Associates
Home Equity Services, Inc., as Servicer, and The First National Bank of Chicago, as Trustee (the "Trustee"), were distributed to holders ("Certificateholders") of certificates representing undivided fractional interests in Associates Home Equity Loan Trust 1988-1. In accordance with the Agreement, the Servicer's Certificate, as defined in the Agreement, was furnished to the Trustee for the benefit of the Certificateholders and the Trustee's Statement was distributed by the Trustee to the Certificateholders. A copy of the Servicer's Certificate and the Trustee's Statement is being filed as Exhibit 20.1 and 20.2, respectively to this Current Report on Form 8-K.

                A.      Monthly Report Information:
                        Aggregate distribution information for the current distribution date May 15, 1998.

                Principal       Interest               Ending Balance

                See Exhibit 1.

                B. No delinquency in payment under the Certificate Guaranty Insurance Policy has occurred.

                C.      Have any deficiencies occurred?   NO.
                        Date:
                        Amount:

                D.      Were any amounts paid or are any amounts payable under
                        the Certificate Guaranty Insurance Policy?   NO
                        Amount:

                E.      Are there any developments with respect to the
                        Certificate Insurance Guaranty Policy?         NONE.

                F.      Item 1: Legal Proceedings:             NONE

                G.      Item 2: Changes in Securities:         NONE

                H Item 4: Submission of Matters to a Vote of Certificatholders: NONE

                I. Item 5: Other Information - Form 10-Q, Part II - Items 1,2,4,5 if applicable: NOT APPLICABLE



Item 7. Monthly Statements and Exhibits

         Exhibit No.

                1.      Monthly Servicer Certificate dated May 15, 1998.

ASSOCIATES HOME EQUITY SERVICES
MONTHLY SERVICING REPORT - 1998-1
                       Apr-98

                              Pass Through  Original      Ending
                                  Rate       Balance    Pool Factor

Class A-1                           6.620% 86440000.00    0.7460467
Class A-2                           6.390% 13501000.00    1.0000000
Class A-3                           6.380% 57029000.00    1.0000000
Class A-4                           6.770% 21542000.00    1.0000000
Class A-5                           6.640% 23489000.00    1.0000000
Class M-1                           7.080% 12919000.00    1.0000000
Class M-2                           7.310% 11157000.00    1.0000000
Class B                             7.850%  8808000.00    1.0000000
                                    6.668%234885000.00    0.9137257

PRINCIPAL
                               Loan Count   Class A-1    Class A-2   Class A-3
Original Pool Balance               3,492  86440000.00  13501000.00 57029000.00

Beginning Certificate Balance              71674522.90  13501000.00 57029000.00
Beginning Pool Factor                        0.8291824    1.0000000   1.0000000

Beginning Principal Balance         3,313  72828965.31  13501000.00 57029000.00

Principal Collected                     0    455244.01         0.00        0.00
Principal Payments in Full             95   6198263.35         0.00        0.00
Liquidation Proceeds                    0         0.00         0.00        0.00
Contract Repurchases                    0         0.00         0.00        0.00
Defaulted Contracts                     0         0.00         0.00        0.00
Substitute Adjustment Amount                      0.00         0.00        0.00
Ending Principal Balance            3,218  66175457.95  13501000.00 57029000.00

Ending Certificate Balance                 64488274.10  13501000.00 57029000.00
Ending Pool Factor                           0.7460467    1.0000000   1.0000000

                                            Class M-1    Class M-2    Class B
Original Pool Balance                      12919000.00  11157000.00  8808000.00

Beginning Certificate Balance              12919000.00  11157000.00  8808000.00
Beginging Pool Factor                        1.0000000    1.0000000   1.0000000

Beginning Pool Balance                     12919000.00  11157000.00  8808000.00

Principal Collected                               0.00         0.00        0.00
Principal Payments in Full                        0.00         0.00        0.00
Liquidation Proceeds                              0.00         0.00        0.00
Contract Repurchases                              0.00         0.00        0.00
Defaulted Contracts                               0.00         0.00        0.00
Substitute Adjustment Amount                      0.00         0.00        0.00
Ending Principal Balance                   12919000.00  11157000.00  8808000.00

Ending Certificate Balance    12919000.00  11157000.00   8808000.00
Ending Pool Factor              1.0000000    1.0000000    1.0000000

                               Class A-4    Class A-5      Total
Original Pool Balance         21542000.00  23489000.00 234885000.00

Beginning Certificate Balance 21542000.00  23489000.00 220119522.90

Beginning Pool Factor           1.0000000    1.0000000    1.0000000

Beginning Principal Balance   21542000.00  23489000.00 221273965.31

Principal Collected                  0.00         0.00    455244.01
Principal Payments in Full           0.00         0.00   6198263.35
Liquidation Proceeds                 0.00         0.00         0.00
Contract Repurchases                 0.00         0.00         0.00
Defaulted Contracts                  0.00         0.00         0.00
Substitute Adjustment Amount         0.00         0.00         0.00
Ending Principal Balance      21542000.00  23489000.00 214620457.95

Ending Certificate Balance    21542000.00  23489000.00 212933274.10
Ending Pool Factor              1.0000000    1.0000000    0.9137257

INTEREST
                                            Class A-1    Class A-2   Class A-3
Interest Distribution Required Amount        395404.45     71892.83   303204.18
Unpaid Interest Shortfall                         0.00         0.00        0.00
Total Interest Distribution                  395404.45     71892.83   303204.18

Collected Interest Amount                    680358.80    106264.74   448868.37
Excess Interest to Principal                 284954.35     34371.91   145664.19


                                            Class M-1    Class M-2    Class B
Interest Distribution Amount                  76222.10     67964.73    57619.00
Unpaid Interest Shortfall                         0.00         0.00        0.00
Total Interest Distribution                   76222.10     67964.73    57619.00

Collected Interest Amount                    101683.89     87815.40    69326.70
Excess Interest for Overcollateralization     25461.79     19850.67    11707.70

                                            Class A-4    Class A-5     Total
Interest Distribution Required Amount        121532.78    129972.47  1223812.54
Unpaid Interest Shortfall                         0.00         0.00        0.00
Total Interest Distribution                  121532.78    129972.47  1223812.54

Collected Interest Amount                    169554.48    184879.08  1848751.47
Excess Interest to Principal                  48021.70     54906.61   624938.93

DISTRIBUTIONS
                                            Class A-1    Class A-2   Class A-3
Principal Distribution Amount               6653507.36         0.00        0.00
Extra Principal Distribution (O/C)           532741.44         0.00        0.00
Interest Distribution                        395404.45     71892.83   303204.18
  Total Distribution                        7581653.25     71892.83   303204.18


                                            Class M-1    Class M-2    Class B
Principal Distribution Amount                     0.00         0.00        0.00
Extra Principal Distribution (O/C)                0.00         0.00        0.00
Interest Distribution                         76222.10     67964.73    57619.00
  Total Distribution                          76222.10     67964.73    57619.00

                                            Class A-4    Class A-5     Total
Principal Distribution Amount                     0.00         0.00  6653507.36
Extra Principal Distribution (O/C)                0.00         0.00   532741.44
Interest Distribution                        121532.78    129972.47  1223812.54
  Total Distribution                         121532.78    129972.47  8410061.34


SERVICING FEES                       0.50%    92197.49

LATE FEES                                      6847.55
EXTENSION FEES                                    0.00


MONTHLY ADVANCE INTEREST

Beginning Monthly Advance Amount             385818.43
Monthly Amount Advanced                       25310.95
Ending Monthly Advance Amount                411129.38

                                                       Delinq. %
DELINQUENCY INFORMATION                      Actual    of Principal
       Days Delinquent           Number      Balance      Balance
            31-59                      22   1163589.63      0.54216%
            60-89                       5    528968.11      0.24647%
          90 or more                    5    398436.67      0.18565%
             Total Delinquent          32   2090994.41      0.97428%
    Memo:Incl. Repo Inventory          32   2090994.41      0.97428%

                                                       Cumulative    Cumulative
REPOSSESSION INFORMATION                                   Units      Balance
                                 Number   Actual Balanc   To Date     To Date
BOP Repossessions                       0         0.00
Plus Repossessions In Month             0         0.00            0        0.00
Less Liquidations                       0         0.00            0        0.00
EOP Repossessions                       0         0.00            0        0.00

REPURCHASES
                                             Number    Actual Balance
Contracts Repurchased or Replaced                    0         0.00
Eligible Substitute Contracts                        0         0.00
Difference Paid by Servicer                          0         0.00


LOSSES
                                   Apr-98
                                 Units       Dollars
Realized Losses                      0.00         0.00
Cumulative Realized Losses           0.00         0.00         0.00%

Loss Expenses                        0.00         0.00
Cumulative Loss Expenses             0.00         0.00

Class R Distribution                              0.00

DETERMINATION OF STEPDOWN DATE
The Later to occur of                         Mar-2001 Date not reached
     OR
Ending Prin Balance of Subordinate Certs.  32884000.00
Ending Overcollateralization Amount         1687183.85
                                  (x)      34571183.85
Total Ending Principal Balance    (y)     214620457.95

Senior Enhancement Percentage   (x)/(y)        16.11%
Senior Specified Enhancement Percentage        32.00%Enhancement < Required

Stepdown Determined by Calculation          03/16/2001


DETERMINATION OF TARGETED OVERCOLLATERALIZATION
AMOUNT
Prior to Stepdown Date?                        Yes
Target Overcollateralization Amount               2.00%

Calculation:
The Lesser x or y below
     The Greater of the following
2% of Orig Pool Principal Bal.    (x1)      4697700.00
4% of Current Pool Prin. Bal.     (x2)      8584818.32

          x =                     (x)       8584818.32
          y =                     (y)       1174425.00

The Lesser of x or y                        1174425.00

Required Overcollateralization Amount       4697700.00
Current Overcollateralization Amount        1687183.85

Overcollateralization Release Amount          None


LOSS TRIGGER EVENT
Loss Trigger Event Test for Current Period        1.30%
Cumulative Realized Losses as % of Orig           0.00%

Loss Trigger Event?                            No


DETERMINATION OF TRIGGER EVENT
6 Month Rolling Average of 60+    (x)
1/2 the Senior Enhancement Per    (y)             8.05%
If (x) is greater than (y), Trigger Event      No

Weighted Average Maturity                          223
Weighted Average Loan Rate                      10.037%


1.                  Principal                           Interest
                  Distributable                      Distributable
                      Amount                             Amount
   Class A-1           $83.135687 (   $7,186,248.80 )       4.5743 ( 395404.45 )
   Class A-2            $0.000000 (           $0.00 )       5.3250 (  71892.83 )
   Class A-3            $0.000000 (           $0.00 )       5.3167 ( 303204.18 )
   Class A-4            $0.000000 (           $0.00 )       5.6417 ( 121532.78 )
   Class A-5            $0.000000 (           $0.00 )       5.5333 ( 129972.47 )
   Class M-1            $0.000000 (           $0.00 )       5.9000 (  76222.10 )
   Class M-2            $0.000000 (           $0.00 )       6.0917 (  67964.73 )
   Class B-1            $0.000000 (           $0.00 )       6.5417 (  57619.00 )


2. Liquidation Loss Amount                                    None
   Liquidation Loss Interest Amount                           None
   Unpaid Liquidation Loss Interest Shortfall                 None
   Unpaid Certificate Principal Shortfall                     None



3. Certificate Principal Balances after distribution      05/15/98

                Initial CertificateEnding Certificate     Pool
                Principal Balance  Principal Balance     Factor
   Class A-1       $86,440,000.00    $64,488,274.10      0.7460467
   Class A-2       $13,501,000.00    $13,501,000.00      1.0000000
   Class A-3       $57,029,000.00    $57,029,000.00      1.0000000
   Class A-4       $21,542,000.00    $21,542,000.00      1.0000000
   Class A-5       $23,489,000.00    $23,489,000.00      1.0000000
   Class M-1       $12,919,000.00    $12,919,000.00      1.0000000
   Class M-2       $11,157,000.00    $11,157,000.00      1.0000000
   Class B-1        $8,808,000.00     $8,808,000.00      1.0000000
   Pool Balance   $234,885,000.00   $212,933,274.10      0.9065427

4. Adjusted Certificate Principal Balance
   after allocation of Liquidation Loss Amounts on
       05/15/98 :                      Principal
                                        Balance
   Class M-1                         $12,919,000.00
   Class M-2                         $11,157,000.00
   Class B                            $8,808,000.00

5. Delinquent Contracts

   Days Delinquent                      Number       Actual Balance Percentage
   31-59                                         22  $1,163,589.63     0.54216%
   60-89                                          5    $528,968.11     0.24647%
   90 or more                                     5    $398,436.67     0.18565%
   Total Delinquent                              32  $2,090,994.41     0.97428%
   Memo: Including Repo Inventory                32  $2,090,994.41     0.97428%

                                       Number of         Actual
6. Repossession Information              Units          Balance
   BOP Repossessions                              0          $0.00
   Plus Repossessions In Month                    0          $0.00
   Less Liquidations                              0          $0.00
   EOP Repossessions                              0          $0.00

7. Fees Paid to the Servicer
   Servicing Fees                        $92,197.49
   Late Fees                               6,847.55
   Extension Fees                              0.00

   AVAILABLE FUNDS                    PAYMENTS BY THE TRUSTEE

Principal Received   $6,653,507.36  Class A-1 Principal         $6,653,507.36
Defaulted Principal          $0.00  Extra Principal Distribution   532,741.44
Collected Interest    1,848,751.47
Advanced Interest        25,310.95  Class A-1 Interest             395,404.45
Extension Fees                0.00  Class A-2 Interest              71,892.83
Late Charges              6,847.55  Class A-3 Interest             303,204.18
                                    Class A-4 Interest             121,532.78
Total Available Funds$8,534,417.33  Class A-5 Interest             129,972.47
                                    Class M-1 Interest              76,222.10
                                    Class M-2 Interest              67,964.73
                                    Class B Interest                57,619.00
                                    Total Interest              $1,223,812.54

                                    Certificate Payments        $8,410,061.34

                                    Net Payment to Trustee      $8,410,061.34

                                    Memo: Reconciliation
                                    Plus: Defaulted Principal           $0.00
                                    Plus: Class R Dist                  $0.00
                                    Plus: Advanced Interest        $25,310.95
                                    Plus: Servicer Fee              92,197.49
                                    Plus: Late/Extension Fees        6,847.55

                                    Total Available Funds       $8,534,417.33

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                Associates Home Equity Loan Trust 1998-1

                By: ASSOCIATES HOME EQUITY SERVICES, INC., as Servicer


                                /s/ Marvin T. Runyon
                                Name:  Marvin T. Runyon, III
                                Title: Senior Vice President


Dated:          April 30, 1998